THOMSON REUTERS STREETEVENTS EDITED TRANSCRIPT ANF - Abercrombie & Fitch Co at William Blair Annual Growth Stock Conference EVENT DATE/TIME: JUNE 10, 2015 / 1:40PM GMT THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2015 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

C O R P O R A T E P A R T I C I P A N T S Joanne Crevoiserat Abercrombie & Fitch Co. - EVP & CFO C O N F E R E N C E C A L L P A R T I C I P A N T S Amy Noblin William Blair & Company - Analyst P R E S E N T A T I O N Amy Noblin - William Blair & Company - Analyst Okay, good morning everyone. I'm Amy Noblin. I'm the apparel and accessory analyst here at William Blair. It's my pleasure to introduce the management team of Abercrombie & Fitch. While I think the troubles in teen land are very well noted at this point I think Abercrombie is on the verge of some of the most comprehensive strategic change that I've seen in my 17 years of covering this space and the Company, which is quite a long time I'm realizing, including the upcoming new leadership of a yet-to-be-named new CEO for the first time in two decades. I think this makes this a very uniquely interesting time to hear their story today. With us today we have Joanne Crevoiserat who is CFO and Brian Logan, VP of finance. Thanks and I will turn it over to Joanne. Joanne Crevoiserat - Abercrombie & Fitch Co. - EVP & CFO Thanks, Amy, and good morning everyone. I'm going to apologize in advance, I have a little scratchy throat. I think it's the weather, allergies or whatever, but thank you for hosting us today Amy. And before I began I want to remind you that any forward-looking statements that we may make today are subject to the Safe Harbor statement found in our SEC filings. Also please refer to our Form 8-K filed on May 29 for a reconciliation of non-GAAP measures that we will be referring to in the presentation. I'm going to keep our prepared comments fairly brief today and highlight some of the key themes from our last earnings call. As expected the first quarter was challenging for a number of reasons, some macro, most significantly foreign currency, and some specific to us but mainly because many of the strategic actions that we're undertaking to improve the business are still in the early stages of implementation and have not yet yielded their full benefits. For the quarter net sales were $709 million, down 14% to last year. Foreign currency accounted for nearly 6% of the decline. In addition comp sales were down 8% for the quarter with reduced sales from our logo business contributing approximately 7 percentage points to the decline. On an adjusted non-GAAP basis the gross profit rate of 61.8% was 40 basis points lower than last year primarily driven by the unfavorable impact from foreign currency. For reference on a constant currency basis our gross margin rate was up 70 basis points primarily driven by lower average unit cost. For the quarter we continued to see stabilization in AUR in our US business which was more than offset by a decrease in international AUR. Adjusted non-GAAP operating expense for the quarter was $493 million, down $38 million as a result of benefits from foreign currency as well as additional expense reduction efforts identified during the quarter and capturing expense savings on lower sales. On an adjusted non-GAAP basis for the quarter we reported a net loss per share of $0.53 compared to a net loss of $0.17 last year. This included the adverse impact from foreign currency of approximately $0.13. Despite the tough quarter we are encouraged by the performance we saw in a number of areas of the business during the first quarter. Comp sales improved sequentially particularly within Hollister where we were most encouraged by the improvement in our girls business. We also saw comp 2 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2015 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JUNE 10, 2015 / 1:40PM, ANF - Abercrombie & Fitch Co at William Blair Annual Growth Stock Conference

sales improvement internationally including positive comps in Asia and sequential improvement in key European markets such as the UK and France. The first quarter also marked some significant steps in our ongoing efforts to turn around the business which include first, delivering a more customer-centric shopping experience; second, clearly defining the positioning for our brands; third, ensuring we're offering a compelling and differentiated merchandise assortment; fourth, optimizing our brand reach both domestically and internationally; fifth, driving continuous profit improvement with a company-wide focus on improving efficiency and reducing cost; and last, ensuring that we are organized to succeed. I'm going to touch on a few of these in more detail. Starting first with customer centricity. We've made significant changes in our stores during the quarter to create a faster, easier, more inviting store shopping experience. This includes removing a number of forms, fixtures and props in an effort to create more room, remove obstructions and increase overall store capacity. We've also made adjustments to music, scent and lighting levels in our stores. In Abercrombie stores we've adjusted presentation methods to increase the amount of hanging versus folded product to better showcase our newest product details, colors and silhouettes. In Hollister we continue to roll out the updated storefront around the world. The new storefront continues to do very well with converted store still experiencing high-single-digit lifts in sales and gross margins. We are also in the process of developing and testing options for future in-store prototypes. We've recently retrofitted three Hollister stores with a fully redesigned and refixtured interior and are in the process of converting two additional stores within the coming weeks. The new prototype allows for more capacity and flexibility for our assortment with brighter colors, better layout and increases ability to deliver an improved customer shopping experience. And importantly although it may be difficult to see in the pictures, the store, while more open and much brighter retains the essence and feel of the brand. We're pleased by the initial customer reaction and we'll continue to refine the prototype model based on our initial test. We're also in the process of designing a new Abercrombie & Fitch store layout and plan to have the first prototype open this fall. Our ability to create a fresh and compelling new store format while significantly increasing unit density in our stores has the potential to be a significant driver of store productivity as we move forward. Producing a consistent and compelling brand experience across stores, online and marketing channels is another key element of our customer-centric approach. With regard to online our emphasis is on site enhancements such as improved imagery, navigation and check out along with mobile optimization. Our online product is now photographed on figure to enable the customer to see the real silhouette and fit of the garment. In addition we continue to build our omnichannel capabilities and have enabled order in-store in all US stores. We expect our ship-from-store capabilities to continue to roll out to approximately 70% of all US stores by the end of the second quarter and to the UK and Canada by the end of the year. In addition we will have click and collect in place by the end of the year in the UK which is a market where this is very important and we'll begin to enable online return to the stores in Europe again starting with the UK. And then continuing on our actions around customer centricity moving beyond enhancing the store experience, developing new formats and ensuring the experience across channels we are also focused on pricing. Globally we are simplifying our pricing and refining our messaging to add clarity around our value proposition. Regionally we are ensuring merchandise is priced and positioned competitively within each market. We have rolled out adjusted pricing throughout the UK which has continued to deliver sequential comp improvements. The updated pricing is expected to roll out to the rest of the world in conjunction with the back-to-school floorsets. 3 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2015 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JUNE 10, 2015 / 1:40PM, ANF - Abercrombie & Fitch Co at William Blair Annual Growth Stock Conference

In the US we will continue to moderate our promotional activity, simplify pricing and add clarity around the quality and value message. And finally we are engaging our store management teams through our new store management incentive program which will create greater ownership and accountability within these teams and allow for increased autonomy to more effectively concentrate on their customer. In addition we have developed and are implementing training programs and tools to support these efforts in our stores. With regard to merchandise assortment we are evolving the assortment and ensuring the design and product content reflect current trends as well as striking the right balance between fashion relevance, quality and value, building tailored assortments where our broadest offerings will be in our DTC channel and North America and international assortments will be adjusted based on customer preferences in each of those markets. And we're also balancing our category offerings with a specific focus on improving our tops business. Included in the evolution of our assortment is extending size ranges within certain categories across all brands to appeal to a broader customer. We are also in the process of testing expanded sizes to include ages three and up within our abercrombie kids assortment to capture a broader segment of that brand and of that market. In addition, we are evolving fits, offering different fabrications and improved silhouettes to be more relevant to our customers. And importantly we are evolving the buying and inventory management processes to ensure that we're buying with greater conviction behind the big ideas with depth behind the highest volume items. We're excited by the opportunity that we see here and we expect that you'll see the efforts reflected in the product incrementally with each floorset as we move forward. We continue to see opportunity to optimize the reach of our brands including continuing to make selective international openings in key growth markets of Asia and the Middle East. During the quarter we opened our second A&F store in Kuwait, our third Hollister store in the UAE and our fifth Hollister store in Japan. Initial results of these stores have met or exceeded our expectations, particularly the Hollister store in Dubai which is trending to be one of our highest volume stores globally. We continue to be pleased with our China business which showed double-digit comp sales for the quarter including positive comps in all seven Hollister stores and over 300% growth in the Hollister DTC business reflecting outstanding return on our DTC localization investments. Additionally we have continued to grow our outlet business primarily within the US. During the first quarter we opened three new A&F outlet stores and we are pleased with the performance of these outlet stores, particularly our MFO stores which have generated positive comp sales for the third consecutive quarter. And we're moving forward on other opportunities to increase our brand reach including through franchising, wholesaling and licensing agreements. Last month our first franchise store opened in Guadalajara, Mexico. While still early we see franchising as a strategic opportunity to selectively extend the reach of our brands to new locations and markets with minimal capital investment. Our first Abercrombie & Fitch store is expected to open later this summer. And after the successful launch off our A&F wholesaling partnership with ASOS we plan to extend the partnership to the Hollister brand in the second quarter. In addition we plan to expand our A&F wholesaling business with a new partnership in the third quarter. We are also looking forward to Inter Parfums planned launch to test selling Fierce in Sephora in France and global duty-free locations beginning in the second quarter and to their launch of new fragrance products in 2016. Conversely we are closing underperforming stores. As closing underperforming stores is an important aspect of improving overall store productivity. We've closed over 275 domestic stores over the past few years and expect to continue our store closure program in 2015 and beyond. During 2015 we expect to close approximately 60 stores through natural lease expirations in the US and in the future we continue to have significant flexibility with nearly 70% of our US leases expiring by the end of 2017. Regarding our European stores while sales per square foot and profitability declined in recent years those figures still remain healthy in absolute terms with a majority of the stores still generating four-wall EBITDA margins above 20% and only a handful under 10%. And although we retain -- 4 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2015 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JUNE 10, 2015 / 1:40PM, ANF - Abercrombie & Fitch Co at William Blair Annual Growth Stock Conference

we also retain a great deal of lease flexibility in these markets which provide us with the opportunity to exit over 50% of our leases in the next three years we do not foresee closing many stores. Another key element of our strategic actions is driving efficiency as a way of life in the Company. To this end we launched the continuous profit improvement program during the first quarter which is the evolution of our highly successful profit improvement initiative. That initiative generated a quarter of a billion in annual savings. Moving forward continuous profit improvement will be at the center of how we operate as a Company. And we believe we will identify additional expense reduction and efficiency opportunities as we leverage strong engagement with associates across the Company. And we continue to take a disciplined approach managing capital investments and have prioritized the investments around our strategic initiatives. For 2015 capital expenditures are still targeted at $150 million. This includes new stores, store remodels and refreshes including the continued rollout of the new Hollister storefronts and testing the new store prototypes within both brands that I mentioned earlier. In addition we recently completed the conversion of one of our distribution centers to a dedicated direct-to-consumer facility and are targeting other DTC and IT investments to support our strategic initiatives in that space. And finally having the right organizational structure in place to drive accountability and ownership in the business is a key part of our strategy. During the quarter we completed our transition to a branded structure and rolled out incentive programs to drive accountability to business results. We also supplemented the brand teams by hiring several senior level associates with extensive experience in the design, merchandise and planning functions that will help lead us into our next phase of growth. So moving to the rest of 2015 we have updated our outlook on elements of our performance during the year. We continue to expect foreign currency exchange rates to be a significant headwind to our performance for the year. With regard to comp sales we expect to see continued sequential improvement into the second quarter and the back half of the year. This includes a meaningful impact from logo product as we lap the significant declines from last year. We continue to expect the gross margin rate to be flat to slightly up for 2015 driven by AUC reductions offset by adverse currency effects. And with regard to operating expense excluding the effects from changes in comp sales we now expect a year-over-year reduction of approximately $40 million primarily as a result of additional expense savings identified. Excluded from our full-year outlook are charges incurred during the first quarter as well as other potential future charges related to impairment and store closings and other potential charges related to our restructuring efforts. Over time we expect a sustainable tax rate to return to the mid- to upper 30%s as profitability recovers within the jurisdictions in which we operate. However, for 2015 the tax rate remains elevated and is highly sensitive to the earnings mix by jurisdiction, particularly at lower levels of profitability. And finally we continue to project weighted average share count of approximately 70 million shares excluding the effect of potential share buybacks. And while the first quarter was difficult and the results were not acceptable we do not believe that they reflect the full potential of our brands. Our turnaround won't be accomplished overnight but we are expecting that the efforts being undertaken will help us stabilize the business this year and lead us to meaningful and lasting improvement as we move forward. And that's all I had for the presentation today. Thank you and I am going to turn it back over to Amy. Amy Noblin - William Blair & Company - Analyst Thank you, Joanne. Thanks everyone for coming. We will be moving to a breakout session over in Lakeview for anyone that would like to join. Thanks. 5 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2015 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JUNE 10, 2015 / 1:40PM, ANF - Abercrombie & Fitch Co at William Blair Annual Growth Stock Conference

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